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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT - May 9, 2003
                       (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352

        Delaware                                                 59-2758596
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

 354 Eisenhower Parkway
 Livingston, New Jersey                                             07039
 (Address of principal                                            Zip Code
  executive offices)

       Registrant's telephone number, including area code: (973) 994-3999

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Item 5. Other Events

     On May 9, 2003, Columbia Laboratories, Inc. ("Columbia") sold 510,204 shares of its common stock to Biotech Value Plus, Ltd. ("Biotech") at a price of $4.90 per share, based on a negotiated discount to the market price. The gross proceeds to Columbia from this sale, before deducting expenses, will be $2,500,000. A copy of the Stock Purchase Agreement with Biotech is attached hereto as Exhibit (1.1).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.

               1.1 Stock Purchase Agreement, Dated as of May 9, 2003, between Columbia Laboratories, Inc. and Biotech Value Plus, Ltd.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2003

                                 COLUMBIA LABORATORIES, INC.


                                  By: /S/ David L. Weinberg
                                      ------------------------------------------
                                      David L. Weinberg
                                      Vice President and Chief Financial Officer

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                                 Exhibit Index

Exhibit Number   Exhibit Description
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1.1              Stock Purchase Agreement, dated as of May 9, 2003, between
                 Columbia Laboratories, Inc. and Biotech Value Plus, Ltd.